Exhibit 99.1

Digital Realty Achieves Minimum Condition in InterXion Exchange Offer

Subsequent Offering Period Commences

SAN FRANCISCO, CA – March 9, 2020 – Digital Realty (NYSE: DLR), a leading global provider of data center, colocation and interconnection solutions, announced today that 64,732,624 shares of InterXion (NYSE: INXN), representing approximately 83.3% of InterXion’s outstanding shares on a fully-diluted and as-converted basis, were validly tendered and not withdrawn prior to the expiration of the initial offering period at 12:01 a.m. EDT on March 9, 2020. As a result, the minimum condition for the exchange offer has been satisfied, and all validly tendered shares have been accepted. All closing conditions related to the completion of the post-offer reorganization have now been satisfied.

Subsequent Offering Period

Digital Realty also announced that the subsequent offering period has now commenced. InterXion shareholders who have not yet tendered their shares may still tender during the subsequent offering period, which will expire at 12:01 a.m. EDT on Thursday, March 12, 2020. No guaranteed delivery procedures apply. Any InterXion shares tendered during the subsequent offering period may not be withdrawn.

Treatment of Untendered Shares after the Exchange Offer

If less than 95% of the outstanding InterXion shares are acquired in the exchange offer, the post-offer reorganization will result in non-tendering holders of InterXion shares receiving shares of Digital Realty common stock (and/or cash in lieu of fractional shares of Digital Realty common stock) pursuant to a liquidation distribution (rather than the exchange offer). Non-tendering holders of InterXion shares who receive shares of Digital Realty common stock (and/or cash in lieu of fractional shares of Digital Realty common stock) pursuant to the liquidation distribution generally will be subject to a 15% Dutch dividend withholding tax.

If 95% or more of the outstanding InterXion shares are acquired in the exchange offer, Digital Realty will initiate Dutch compulsory acquisition proceedings, which will enable it to acquire the remaining shares against a cash amount as determined by a competent Dutch court. Non-tendering holders of InterXion shares who receive cash pursuant to Dutch compulsory acquisition proceedings will not be subject to 15% Dutch dividend withholding tax. However, this process may materially delay non-tendering InterXion shareholders’ receipt of this cash consideration.

Non-Tradability and Limited Transferability of Shares After the Subsequent Offering Period

Promptly after the subsequent offering period expires, shares held by non-tendering InterXion shareholders will cease to be tradable on any national stock exchange and may be subject to additional transfer restrictions, including potentially requiring a Dutch notarial deed of transfer. Please refer to the offer to purchase for more information and a full description of the summaries above.

About Digital Realty

Digital Realty (NYSE: DLR) supports the data center, colocation and interconnection strategies of customers across the Americas, EMEA and APAC, ranging from cloud and information technology services, communications and social networking to financial services, manufacturing, energy, healthcare and consumer products. To learn more about Digital Realty, please visit digitalrealty.com or follow us on LinkedIn, Twitter, Facebook, Instagram and YouTube.

For Additional Information

Andrew P. Power

Chief Financial Officer

Digital Realty

(415) 738-6500

Investor Relations

John J. Stewart

(415) 738-6500

InvestorRelations@digitalrealty.com

Media Inquiries

John Christiansen / Reze Wong / Celia de Pentheny O’Kelly

Sard Verbinnen & Co

(415) 618-8750

DigitalRealty-SVC@SARDVERB.com

Additional Information and Where to Find It

On December 6, 2019, Digital Realty filed a Registration Statement on Form S-4 in connection with the transactions contemplated by the Purchase Agreement, dated as of October 29, 2019, as amended, among Digital Realty, InterXion Holding N.V. and Digital Intrepid Holding B.V. (“Buyer”), a subsidiary of Digital Realty, which included a proxy statement/prospectus. This communication is for information purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The registration statement was declared effective by the SEC on January 27, 2020. Digital Realty has mailed a definitive proxy statement/prospectus to shareholders of Digital Realty and Digital Realty has caused Buyer to file a Tender Offer Statement on Schedule TO (the “Schedule TO”) with the SEC on January 29, 2020. InterXion filed a Solicitation / Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) with respect to the exchange offer on January 29, 2020. The solicitation and offer to purchase InterXion shares will only be made pursuant to the Schedule TO and related offer to purchase. This material is not a substitute for the proxy statement / prospectus, the Schedule TO, the Schedule 14D-9 or the Registration Statement or for any other document that Digital Realty or InterXion may file with the SEC and send to Digital Realty’s stockholders or InterXion’s shareholders in connection with the proposed transactions.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION OR DECISION WITH RESPECT TO THE EXCHANGE OFFER, WE URGE INVESTORS OF DIGITAL REALTY AND INTERXION TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT / PROSPECTUS, SCHEDULE TO (INCLUDING AN OFFER

TO PURCHASE, RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY DIGITAL REALTY AND INTERXION WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT DIGITAL REALTY, INTERXION AND THE PROPOSED TRANSACTIONS.

Investors can obtain free copies of the Registration Statement, proxy statement/prospectus, Schedule TO and Schedule 14D-9, as each may be amended from time to time, and other relevant documents filed by Digital Realty and InterXion with the SEC at http://www.sec.gov, the SEC’s website, or free of charge from Digital Realty’s website (http://www.digitalrealty.com) or by contacting Digital Realty’s Investor Relations Department at (415) 848-9311. These documents are also available free of charge from InterXion’s website (http://www.interxion.com) or by contacting InterXion’s Investor Relations Department at (813) 644-9399.

Note Regarding Forward-Looking Statements

Digital Realty cautions that statements in this communication that are forward-looking, and provide other than historical information, involve risks, contingencies and uncertainties that may impact actual results of operations of Digital Realty, InterXion and the combined company. These forward-looking statements include, among other things, statements about the offer and completion of the proposed transactions contemplated by the purchase agreement between them. Although we believe that the expectations reflected in those forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made by using various underlying assumptions and are subject to numerous risks, contingencies and uncertainties, including, among others: the risk that the anticipated combination may fail to close; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the anticipated combination; the costs incurred to consummate the anticipated combination; the possibility that the expected synergies from the anticipated combination will not be realized, or will not be realized within the expected time period; difficulties related to the integration of the two companies; disruption from the anticipated combination making it more difficult to maintain relationships with customers, employees, regulators or suppliers; the diversion of management time and attention on the anticipated combination; adverse changes in the markets in which Digital Realty and InterXion operate or credit markets; and changes in the terms, scope or timing of contracts, contract cancellations, and other modifications and actions by customers and other business counterparties of Digital Realty and InterXion. If one or more of these risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. You should not place undue reliance on forward-looking statements. For a more complete discussion of these and other risk factors, please see (i) Digital Realty’s filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2019 and (ii) InterXion’s filings with the SEC, including its annual report on Form 20-F for the year ended December 31, 2018 and its subsequent reports on Form 6-K. This communication reflects the views of Digital Realty’s management as of the date hereof. Except to the extent required by applicable law, Digital Realty undertakes no obligation to update or revise any forward-looking statement.